UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 5, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On July 5, 2011, TNP Strategic Retail Trust, Inc. (the “Company”) dismissed KPMG, LLP (“KPMG”) as the Company’s independent registered certified public accounting firm. The decision to change independent registered certified accounting firms was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors. The reports of KPMG on the consolidated financial statements of the Company for the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2009 and December 31, 2010, and through July 5, 2011, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2009 and December 31, 2010, and through July 5, 2011, there have been no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “Commission”).

(b) On July 5, 2011, the Company appointed McGladrey & Pullen, LLP (“M&P”) as the Company’s independent registered certified accounting firm for the fiscal year ending December 31, 2011. The engagement of M&P has been approved by the Company’s Audit Committee. In August 2010, M&P was engaged by the Company to audit the Statement of Revenues and Certain Expenses of the property known as Waianae Mall for the year ended December 31, 2009 (the “Waianae Financials”), which Waianae Financials were filed with the Company’s Current Report on Form 8-K/A filed on August 20, 2010. Other than M&P’s engagement with respect to the Waianae Financials, during the two most recent fiscal years and through the date of the Company’s engagement of M&P, the Company did not consult with M&P regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)). Prior to the Company’s appointment of M&P, M&P did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from KPMG.

The Company has provided KPMG with a copy of this Current Report on Form 8-K, and has requested that KPMG furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statements (the “KPMG Letter”). A copy of the KPMG Letter, dated July 8, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of KPMG, LLP to the Securities and Exchange Commission, dated July 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: July 11, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of KPMG, LLP to the Securities and Exchange Commission, dated July 8, 2011.